Advances to joint ventures	9 Months Ended
Sep. 30, 2016
Receivables [Abstract]
Advances to Joint Ventures Disclosure [Text Block]
8. Advances to joint ventures

	As of
	September 30,	December 31,
(in thousands of U.S. dollars)	2016	2015
Current portion of advances to joint ventures	$6,450	$7,130
Long-term advances to joint ventures	2,311	6,861
Advances/shareholder loans to joint ventures	$8,761	$13,991

The Partnership had advances of $4.8 million and $7.2 million due from SRV Joint Gas Ltd. as of September 30, 2016 and December 31, 2015, respectively. The Partnership had advances of $ 4.0 million and $6.8 million due from SRV Joint Gas Two Ltd. as of September 30, 2016 and December 31, 2015, respectively.